UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2026

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
50 Milk Street, 10th Floor Boston, Massachusetts 02109
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On February 24, 2026, Standard BioTools Inc. issued a press release which included information with respect to certain financial results for the three months and fiscal year ended December 31, 2025. The press release is attached hereto as Exhibit 99.1.

The information set forth in the press release, except for the information set forth under the headings “Full Year 2026 Revenue Outlook” and “About Standard BioTools Inc.”, together with the forward-looking statement disclaimer, is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

The information set forth under the headings “Full Year 2026 Revenue Outlook” and “About Standard BioTools Inc.”, together with the forward-looking statement disclaimer, is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Standard BioTools Inc., dated February 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2026

STANDARD BIOTOOLS INC.

By:	/s/ Alex Kim
Name:	Alex Kim
Title:	Chief Financial Officer